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                                                                Exhibit 10.12
                            INDEMNIFICATION AGREEMENT


                  THIS AGREEMENT is made to be effective the _____th day of ___________, _____ between RPM, Inc., an Ohio corporation ("Corporation"), and
________________________ ("Director").

                                 WITNESSETH THAT:

                  WHEREAS, Director is a director of Corporation and in such capacity is performing a valuable service for Corporation and its shareholders; and

                  WHEREAS, the shareholders of Corporation have adopted a Code of Regulations (the "Regulations") providing for the indemnification of the officers, directors, agents, trustees and employees of Corporation; and

                  WHEREAS, Section 1701.13(E) of the Ohio Revised Code (the "Ohio Statute") also provides for the indemnification of directors, officers, employees or agents of Corporation; and

                  WHEREAS, such Regulations (Article VI, Section 6) and the Ohio Statute (1701.13(E)(6)) specifically provide that they are not exclusive, and also specifically contemplate that agreements may be entered into between Corporation and the members of its Board of Directors and officers with respect to indemnification of such directors and officers; and

                  WHEREAS, in accordance with the authorization provided by the Regulations (Article VI, Section 7) and the Ohio Statute (1701.13(E)(7)), Corporation has purchased and presently maintains an Executive Liability and Defense Coverage insurance policy ("D&O Insurance"), insuring Corporation and its directors and officers against certain liabilities which may be incurred by its directors and officers in the performance of their services for Corporation; and

                  WHEREAS, recent developments with respect to the terms, coverage and availability of director and officer insurance and with respect to the application, amendment and enforcement of statutory and corporate indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors and officers thereby; and

                  WHEREAS, in order to resolve such questions and thereby induce Director to continue to serve as a director of Corporation, Corporation has determined and agreed to enter into this Agreement with Director;

                  NOW, THEREFORE, in consideration of Director's continued service as a director after the date hereof, the mutual covenants herein contained, and for other good and valuable consideration the receipt and adequacy of which hereby is mutually acknowledged, the parties hereto agree as follows:


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                  1. INDEMNITY OF DIRECTOR. Corporation hereby agrees to
indemnify and hold harmless Director from loss or liability, including any and all fees and expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Director or his spouse in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including specifically an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise, to the maximum extent now authorized or permitted by the provisions of the Regulations and Ohio Statute, or by any subsequent amendment(s) thereto or other Regulations or statutory provisions authorizing or permitting such indemnification which are adopted after the date hereof by the shareholders of Corporation or the State of Ohio, respectively. It is the intent of this Agreement that the Director shall be fully and completely indemnified by either Corporation or the D&O Insurance (or a combination thereof) to the absolute maximum permitted by law and except to the extent absolutely prohibited by law on the grounds of illegality as finally determined by a court of competent jurisdiction after all presumptions are made in favor of the Director and from which no appeal is or can be taken by Director.

                  2. MAINTENANCE OF INSURANCE AND SELF INSURANCE.

                  (a) Corporation represents that it presently has in force and effect a policy of D&O Insurance, a copy of which has been delivered to Director. Subject only to the provisions of Section 2(c) hereof, Corporation hereby agrees that, so long as Director shall continue to serve as a director of Corporation (or shall continue at the request of Corporation to serve as a director, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise) and thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative by reason of the fact that Director was a director of Corporation (or served in any of said other capacities), Corporation will purchase and maintain in effect for the benefit of Director one or more valid, binding and enforceable policy or policies of director and officer insurance providing, in all respects, coverage at least comparable to that presently provided pursuant to the D&O Insurance.

                  (b) The D&O Insurance currently contains deductible amounts and certain exclusions. Therefore, Corporation shall indemnify and hold harmless Director with respect to the following:


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                           (i) any deductible amount set forth in the D&O
                  Insurance, or any similar deductible amount in any replacement director and officer insurance policy; and

                           (ii) any loss to or liability of Director by reason
                  of any Exclusions set forth in, or any of the Endorsements to, the D&O Insurance, except for liabilities arising from Director's intentional fraud, actual dishonesty, or willful misconduct as finally determined by a court of competent jurisdiction, and except for claims under Section 16(b) of the Securities Exchange Act of 1934 for so-called six (6) months "short swing profits".

                  (c) Corporation shall not be required to maintain the D&O Insurance or other director and officer insurance if said insurance is not reasonably available or if, in the reasonable business judgment of the then directors of Corporation, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

                  3. ADDITIONAL INDEMNITY. "Loss to or liability of Director" as used in this Agreement shall include any and all fees and expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by Director or his spouse in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (including specifically an action by or in the right of Corporation) to which Director is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise.

                  4. LIMITATION ON INDEMNITY.

                  (a) Notwithstanding anything contained herein to the contrary, except as is provided in Section 8 hereof, Corporation shall not be required hereby to indemnify Director with respect to any action, suit, or proceeding against Corporation that was initiated, directly or indirectly, by Director.

                  (b) Corporation shall not be liable under this Agreement to make any payment in connection with any claim made against Director to the extent Director has actually received payment (under any insurance policy, the Regulations, the Ohio Statute, or otherwise) of the amounts otherwise payable hereunder.

                  5. CONTINUATION OF INDEMNITY. All agreements and obligations of Corporation contained herein shall continue during

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the period Director is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee, trustee, or agent or another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether, civil, criminal, investigative or otherwise, by reason of the fact that Director was a director of Corporation or serving in any other capacity referred to herein.

                  6. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Director of notice of the commencement of any action, suit or proceeding, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation in writing of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies Corporation of the commencement thereof:

                  (a) Corporation will be entitled to participate therein at its own expense;

                  (b) Except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Director. After notice from Corporation to Director of its election so to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ his own counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless
(i) the employment of counsel by Director has been authorized by Corporation,
(ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of such defense of such action, or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above;

                  (c) Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall not settle any action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither Corporation or Director will unreasonably withhold consent to any proposed settlement; and

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                  (d) Director will reasonably cooperate with Corporation with respect to the defense of any action, suit or proceeding in connection with which Director is seeking to be indemnified and held harmless by Corporation.

                  7. PAYMENT AND REPAYMENT OF EXPENSES.

                  (a) At Director's request, Corporation shall pay all expenses as and when incurred by Director after receipt of written notice pursuant to
Section 6 hereof. That portion of the expenses which represents attorneys' fees and other costs incurred in defending any civil or criminal action, suit or proceeding shall be paid by Corporation to Director, or at his direction directly to his attorneys, within 30 days of Corporation's receipt of such request, together with reasonable documentation evidencing the amount and nature of such expenses.

                  (b) Director agrees that he will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director in the event and only to the extent that it shall be finally determined by a court of competent jurisdiction from which no appeal is or can be taken by Director that he is not entitled to be indemnified by Corporation for such expenses under the provisions of the Ohio Statute, the Regulations, this Agreement or otherwise.

                  8. ENFORCEMENT.

                  (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to continue as a director of Corporation, and acknowledges that Director is relying upon this Agreement in continuing in such capacity.

                  (b) In the event any dispute or controversy shall arise under this Agreement between Director and Corporation with respect to whether the Director is entitled to indemnification hereunder, Director may seek to enforce this Agreement with respect to such dispute or controversy through legal action or, at Director's sole option and written request, through arbitration. If arbitration is requested, such dispute or controversy shall be submitted by the parties to binding arbitration in the City of Cleveland, State of Ohio, before a single arbitrator agreeable to both parties. If the parties cannot agree on a designated arbitrator within 15 days after arbitration is requested in writing by Director, the arbitration shall proceed in the City of Cleveland, State of Ohio, before an arbitrator appointed by the American Arbitration Association. In either case, the arbitration proceeding shall commence promptly under the rules then in effect of that Association and the arbitrator agreed to by the parties or appointed by that Association shall be an attorney other than an attorney who has, or is associated with a firm having associated with it an attorney which has been retained by or performed services for Corporation or Director at any time during the five years preceding the commencement of the arbitration. The award

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shall be rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof.

                  (c) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Director for all of Director's reasonable fees and expenses (including attorneys' fees) in bringing and pursuing such action.

                  (d) Corporation is aware that upon the occurrence of a Change in Control (as defined in paragraph 8(e) below) the Board of Directors or a shareholder of Corporation may then cause or attempt to cause Corporation to refuse to comply with its obligations under this Agreement or may cause or attempt to cause Corporation to institute, or may institute, litigation seeking to have this Agreement declared unenforceable, or may take, or attempt to take, other action to deny Director the benefits intended under this Agreement. In these circumstances, the purpose of this Agreement could be frustrated. It is the intent of Corporation that Director not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to Director hereunder, nor be bound to negotiate any settlement of his rights hereunder under threat of incurring such expenses. Accordingly, if following a Change in Control it should appear to Director that Corporation has failed to comply with any of its obligations under this Agreement or in the event that Corporation or any person takes any action to declare this Agreement void or unenforceable, or institutes any litigation or other legal action designed to deny, diminish or to recover from, Director the benefits intended to be provided to Director hereunder, and that Director has complied with all of his obligations under this Agreement, Corporation irrevocably authorizes Director from time to time to retain counsel of his choice at the expense of Corporation as provided in this Section 8(d), to represent Director in connection with the initiation or defense of any litigation or other legal action, whether by or against Corporation or any director, officer, shareholder or other person affiliated with Corporation, in any jurisdiction. Notwithstanding any existing or prior attorney-client relationship between Corporation and such counsel, and in that connection Corporation and Director agree that a confidential relationship shall exist between Director and such counsel. The reasonable fees and expenses of counsel selected from time to time by Director as hereinabove provided shall be paid or reimbursed to Director by Corporation on a regular, periodic basis upon presentation by Director of a statement or statements prepared by such counsel in accordance with its customary practices, up to a maximum aggregate amount of $500,000.

                  (e) For the purpose of this Agreement, the term "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Act of 1934 as

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in effect on the date of this Agreement; provided that, without limitation, such a change in control shall be deemed to have occurred if and when (a) any "person" (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of Corporation representing 20% or more of the combined voting power of Corporation's then outstanding securities or (b) during any period of twelve (12) consecutive months, commencing before or after the date of this Agreement, individuals who, at the beginning of such twelve (12) month period were directors of Corporation for whom Director, as a shareholder, shall have voted cease for any reason to constitute at least a majority of the Board of Directors of Corporation.

                  9. SEVERABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid, illegal or unenforceable for any reasons, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of the other provisions hereof.

                  10. EXTRAORDINARY TRANSACTION. Corporation agrees that, in the event of any merger, consolidation or reorganization in which Corporation is not the surviving entity, any sale of all or substantially all of the assets of Corporation or any liquidation of Corporation (each such event is hereinafter referred to as an "extraordinary transaction"), Corporation shall:

                  (a) Have the obligations of Corporation under this Agreement expressly assumed by the survivor, purchaser or successor, as the case may be, in such extraordinary transaction; or

                  (b) Provide a trust fund, letter of credit, or otherwise provide for the satisfaction of Corporation's obligations under this Agreement in a manner reasonably acceptable to Director.

                  11. NO PERSONAL LIABILITY. Director agrees that no director, officer, employee, representative or agent of Corporation shall be personally liable for the satisfaction of Corporation's obligations under this Agreement, and Director shall look solely to the assets of Corporation and any director and officer insurance referred to in Section 2 hereof for satisfaction of any claims hereunder.

                  12. ALLOWANCE FOR COMPLIANCE WITH SEC REQUIREMENTS. Director acknowledges that the Securities and Exchange Commission ("SEC") has expressed the opinion that indemnification of directors and officers from liabilities under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and, is therefore, unenforceable. Director hereby agrees that it will not be a breach of this Agreement for Corporation to undertake with the Commission in connection with the registration for sale of any stock or other securities of Corporation from time to time that, in the event a claim for indemnification against such liabilities

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(other than the payment by Corporation of expenses incurred or paid by a director or officer of Corporation in the successful defense of any action, suit or proceeding) is asserted in connection with such stock or other securities being registered, Corporation will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of competent jurisdiction on the questions of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue. Director further agrees that such submission to a court of competent jurisdiction shall not be a breach of this Agreement.

                  13. SUBROGATION. This Agreement is separate and distinct from the D&O Insurance, and nothing contained herein shall diminish or otherwise modify Director's separate and distinct rights and obligations thereunder. However, in the event of any payment under this Agreement, Corporation shall be subrogated to the extent thereof to all rights to indemnification or reimbursement against any insurer or other entity or person vested in Director, who shall execute all instruments and take all other actions as shall be reasonably necessary for Corporation to enforce such rights.

                  14. GOVERNING LAW; BINDING EFFECT; AMENDMENT AND TERMINATION.

                  (a) This Agreement shall be interpreted and enforced in accordance with the laws of the State of Ohio.

                  (b) This Agreement shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

                  (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. Any amendment or modification of this Agreement which is approved in good faith by the Board of Directors of Corporation need not be submitted to the shareholders for subsequent approval or ratification.


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement on and as of the day and year first above written.

                                          RPM, INC.


                                        By:
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                                            Thomas C. Sullivan
                                            Chairman of the Board and
                                            Chief Executive Officer



                                          _______________________________
                                          _____________________, Director




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